EXHIBIT 99.1

Independent Auditor’s Report

To the Board of Directors of

KMG Chemicals, Inc.

Houston, Texas

We have audited the accompanying combined financial statements of Ultra-Pure Chemical Business of OM Group, Inc. (the “Company”), which comprise the combined balance sheets as of December 31, 2012 and 2011, and the related combined statements of income, comprehensive income, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2012, and the related notes to the combined financial statements.

Management’s Responsibility for the Combined Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial positions of Ultra-Pure Chemical Business of OM Group, Inc. as of December 31, 2012 and 2011, and the combined results of their operations and their cash flows for each of the three years in the period ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

/s/ UHY LLP

Houston, Texas

August 16, 2013

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

COMBINED BALANCE SHEETS

(In thousands)

	December 31,
	2012	2011
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$10,712	$8,516
Accounts receivable—trade, net of allowances of $813 and $249 as of December 31, 2012 and 2011, respectively	14,492	13,113
Accounts receivable—related parties	6,149	5,087
Inventories, net	10,393	10,258
Current deferred tax assets	322	158
Prepaid expenses and other	2,125	2,273

TOTAL CURRENT ASSETS	44,193	39,405
PROPERTY, PLANT AND EQUIPMENT, net	22,408	21,232
OTHER ASSETS
Goodwill	14,957	14,286
Intangible assets, net	12,562	13,286

TOTAL OTHER ASSETS	27,519	27,572

TOTAL ASSETS	$94,120	$88,209

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable—trade	$11,389	$10,775
Accounts payable—related parties	4,237	3,899
Accrued compensation	3,797	3,582
Income taxes payable	477	435
Other current liabilities	1,260	1,396

TOTAL CURRENT LIABILITIES	21,160	20,087
NON-CURRENT LIABILITIES
Deferred tax liabilities	3,767	3,953
Other long-term liabilities	1,023	953

TOTAL NON-CURRENT LIABILITIES	4,790	4,906

TOTAL LIABILITIES	25,950	24,993
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY	68,170	63,216

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$94,120	$88,209

See notes to combined financial statements.

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

COMBINED STATEMENTS OF INCOME

(In thousands)

	Year Ended December 31,
	2012	2011	2010
NET SALES	$93,844	$95,429	$86,177
COST OF SALES	60,513	61,148	54,752

GROSS PROFIT	33,331	34,281	31,425
DISTRIBUTION EXPENSES	20,536	19,322	17,515
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	9,654	11,034	9,934

OPERATING INCOME	3,141	3,925	3,976
OTHER INCOME (EXPENSE)
Interest income	58	23	14
Foreign currency transaction loss	(216)	(487)	(986)
Other, net	(20)	(7)	68

TOTAL OTHER INCOME (EXPENSE), net	(178)	(471)	(904)

INCOME BEFORE INCOME TAXES	2,963	3,454	3,072

PROVISION FOR INCOME TAXES	(268)	(579)	(193)

NET INCOME	$2,695	$2,875	$2,879

See notes to combined financial statements.

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

COMBINED STATEMENTS OF COMPREHENSIVE INCOME

(In thousands)

	Year Ended December 31,
	2012	2011	2010
NET INCOME	$2,695	$2,875	$2,879
OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation gain (loss)	2,259	(183)	342

TOTAL OTHER COMPREHENSIVE INCOME (LOSS)	2,259	(183)	342

COMPREHENSIVE INCOME	4,954	2,692	3,221

See notes to combined financial statements.

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

COMBINED STATEMENTS OF STOCKHOLDERS’ EQUITY

YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

(In thousands)

			Accumulated
	Additional		Other	Total
	Paid-In	Accumulated	Comprehensive	Stockholders’
	Capital	Deficit	Loss	Equity
BALANCE, JANUARY 1, 2010	$95,458	$(17,872)	$(8,884)	$68,702
Net income	—	2,879	—	2,879
Other comprehensive income	—	—	342	342

BALANCE, DECEMBER 31, 2010	95,458	(14,993)	(8,542)	71,923
Net income	—	2,875	—	2,875
Distributions	—	(11,399)		(11,399)
Other comprehensive loss	—	—	(183)	(183)

BALANCE, DECEMBER 31, 2011	95,458	(23,517)	(8,725)	63,216
Net income	—	2,695	—	2,695
Other comprehensive income	—	—	2,259	2,259

BALANCE, DECEMBER 31, 2012	$95,458	$(20,822)	$(6,466)	$68,170

See notes to combined financial statements.

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

COMBINED STATEMENTS OF CASH FLOWS

(In thousands)

	Year Ended December 31,
	2012	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,695	$2,875	$2,879
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,074	4,804	5,284
Bad debt expense	670	142	31
Gain on disposal of property, plant and equipment	—	—	(21)
Deferred income tax benefit	(490)	(303)	(1,338)
Changes in operating assets and liabilities:
Accounts receivable—trade	(1,500)	(348)	(3,066)
Accounts receivable—related parties	(710)	(315)	(325)
Inventories	274	(450)	(304)
Accounts payable—trade	224	(229)	1,831
Prepaid expenses and other	37	(664)	393
Accrued compensation	(140)	(1,269)	1,781
Income taxes payable	41	(592)	301
Other liabilities	54	108	(23)

NET CASH PROVIDED BY OPERATING ACTIVITIES	6,121	3,759	7,423
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant and equipment	(4,135)	(5,801)	(2,808)

NET CASH USED IN INVESTING ACTIVITIES	(4,135)	(5,801)	(2,808)
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions	—	(11,399)	—

NET CASH USED IN FINANCING ACTIVITIES	—	(11,399)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,986	(13,441)	4,615
CASH AND CASH EQUIVALENTS -
beginning of year	8,516	21,290	16,449
NET EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	210	667	226

CASH AND CASH EQUIVALENTS -
end of year	$10,712	$8,516	$21,290

SUPPLEMENTAL DISCLOSURES
Income taxes paid	$960	$1,119	$1,205

See notes to combined financial statements.

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2012, 2011 AND 2010

(In thousands)

NOTE A—NATURE OF OPERATIONS

The Ultra-Pure Chemical Business of OM Group, Inc. (“UPC” or the “Company”) was formerly a component of the Electronics Businesses of Rockwood Specialties Group, Inc. (“Rockwood”) that was sold to OM Group, Inc. (“OMG”) during December 2007. In May 2013, the Company was acquired by KMG Chemicals, Inc. (“KMG”).

The Company develops and manufactures a wide range of ultra-pure chemicals used in the manufacture of electronic and computer components such as semiconductors, silicon chips, wafers, and liquid crystal displays. These products include chemicals used to remove controlled portions of silicon and metal, cleaning solutions, photoresist strippers, which control the application of certain light-sensitive chemicals, edge bead removers, which aid in the uniform application of other chemicals and solvents.

The Company also develops and manufactures a broad range of chemicals used in the manufacture of photomasks and provides a range of analytical, logistical and development support services to the semiconductor industry. These include total chemicals management, primarily offered in Singapore, under which the Company manages the clients’ entire electronic process chemicals operations including providing logistics services, development of application-specific chemicals, analysis and control of customers’ chemical distribution systems and quality audit and control of all inbound chemicals, including third party products.

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying combined financial statements have been prepared from the Company’s historical accounting records in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), and include allocations of certain corporate expenses from the OM Group, Inc. of $1,449, $2,033 and $1,936 for the years ended December 31, 2013, 2012, and 2011, respectively. All transactions between the units comprising the Company have been eliminated.

Management believes that the assumptions and estimates used in preparation of the underlying combined financial statements are reasonable, and the information contains all adjustments necessary for a fair presentation of the financial position of the Company as of December 31, 2012 and 2011 and the results of operations, cash flows and changes in equity for each of the three years in the period ended December 31, 2012. However, the combined financial statements herein may not necessarily reflect what the financial positions, results of operations or cash flows would have been if the Company had been a stand-alone company during the periods presented.

Use of Estimates: The preparation of financial statements and related disclosures in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenue and expenses during the period. Actual results could differ from those estimates.

Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less when purchased to be cash equivalents. The Company maintains cash in certain bank accounts, which at times, exceed the federally insured limits. The Company monitors the financial condition of the banks and has experienced no losses associated with these accounts.

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2012, 2011 AND 2010

(In thousands)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash flows from the Company’s international operations are calculated based upon their respective functional currency, and as a result, amounts related to changes in assets and liabilities reported in the combined statements of cash flows will not necessarily agree to changes in the corresponding balances on the combined balance sheets.

Accounts Receivable: The Company’s accounts receivable are primarily from electronic chemical customers worldwide. The Company extends credit based on an evaluation of the customer’s financial condition, generally without requiring collateral. Exposure to losses on receivables is dependent on each customer’s financial condition.

The Company records an allowance for doubtful accounts to reduce accounts receivable when the Company believes an account may not be collectable. A provision for bad debt expense is recorded to selling, general and administrative expenses. The amount of bad debt expense recorded each period and the resulting adequacy of the allowance at the end of each period are determined using a customer-by-customer analyses of accounts receivable balances each period and the Company’s assessment of future bad debt exposure. Historically, write offs of accounts receivable balances have been insignificant. The allowance was $813 and $249 as of December 31, 2012 and 2011, respectively.

Inventory: The Company values inventory at standard cost for all of its locations except in the U.S., which generally reflects the most recent significant cost for manufacturing or purchased inventory. Standards are revalued from time to time to reflect the lower of cost (using a method that approximates the first-in, first-out method “FIFO”) or net realizable value. The Company’s U.S. location uses the average cost method for its inventory. The reserve for obsolescence and slow moving inventory is based upon management’s review of inventory quantities on hand, usage and sales history.

Property, Plant, and Equipment: Property, plant, and equipment are stated at cost less accumulated depreciation and amortization. Major renewals and betterments are capitalized. Repairs and maintenance costs are expensed as incurred.

Depreciation for equipment commences once placed in service, and depreciation for buildings and leasehold improvements commences once they are ready for their intended use. Depreciable life is determined through economic analysis. Depreciation for financial statement purposes is provided on the straight-line method.

The estimated useful lives of classes of assets are as follows:

Life (Years)
Building and improvements	15—30
Machinery and equipment	3—15
Furniture and fixtures	5—7

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2012, 2011 AND 2010

(In thousands)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Goodwill: The Company’s goodwill is associated with the initial acquisition by OMG from Rockwood during 2007. The carrying value of the Company’s goodwill is reviewed at least annually, and if this review indicates that it will not be recoverable, the Company’s carrying value of goodwill will be adjusted to fair value. Based on an assessment of qualitative factors it was determined that there were no events or circumstances that would lead the Company to a determination that is more likely than not that the fair value of the applicable reporting unit was less than its carrying value as of December 31, 2012, 2011 and 2010. Accordingly, the Company determined that as of December 31, 2012, and 2011, goodwill was not impaired. The change in carrying amount of goodwill is as follows:

Balance, January 1, 2011	$14,530
Effect of foreign currency translation	(244)

Balance, December 31, 2011	14,286
Effect of foreign currency translation	671

Balance, December 31, 2012	$14,957

Long-lived Assets: Long-lived assets, including property, plant and equipment, and intangible assets with defined lives, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. If a triggering event indicates a possible impairment, the determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. The measurement of an impairment loss for long-lived assets, where management expects to hold and use the asset, are based on the asset’s estimated fair value. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value.

Revenue Recognition: The Company’s chemical products are sold in the open market and revenue is recognized when realized and earned. The Company considers revenue to be realized and earned when services have been provided to the customer, the product has been delivered, the sales price has been fixed or is determinable and collection is reasonably assured. Delivery is not considered to have occurred until the customer takes title and assumes the risks and rewards of ownership, which is generally on the date of shipment.

Cost of Sales: Cost of sales includes inbound freight charges, purchasing and receiving costs, inspection costs and internal transfer costs. In the case of products manufactured by the Company, direct and indirect manufacturing costs (including depreciation and amortization) and associated plant administrative expenses are included as well as laid-in cost of raw materials consumed in the manufacturing process. The Company includes depreciation on our property, plant and equipment in cost of sales.

Distribution Expenses: These expenses include outbound freight, storage and handling expenses and other miscellaneous costs associated with product storage, handling and distribution.

Selling, General and Administrative Expenses: These expenses include selling expenses, corporate headquarter expenses, amortization of intangible assets and environmental regulatory support expenses.

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2012, 2011 AND 2010

(In thousands)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Shipping and Handling Costs: Shipping and handling costs are included in cost of sales and distribution expenses. Inbound freight charges and internal transfer costs are included in cost of sales. Product storage and handling costs and the cost of distributing products to the Company’s customers are included in distribution expenses.

Income Taxes: The Company files tax returns in France, Singapore and the United Kingdom. The U.S. files its tax return as part of a consolidated tax return with OM Group, Inc. For financial reporting purposes, the Company provides income taxes for the differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases.

Foreign Currency Translation: The functional currency of the Company’s international operations is the respective foreign entity’s local currency. The translation adjustment resulting from the currency translation of the local currency to the Company’s reporting currency (U.S. Dollar) is included as a separate component of stockholders’ equity. The assets and liabilities have been translated from the local currency into U.S. Dollars using exchange rates in effect at the balance sheet dates. Results of operations have been translated using the average exchange rates during the year. Foreign currency translation resulted in a translation adjustment each year, which is included in accumulated other comprehensive income (loss) in the combined statements of stockholders’ equity and statements of comprehensive income.

NOTE C—DETAIL OF CERTAIN BALANCE SHEET ACCOUNTS

Inventories consist of the following:

	December 31,
	2012	2011
Raw materials	$2,530	$2,630
Work in process	454	347
Supplies	703	615
Finished goods	6,947	6,874

	10,634	10,466
Less: reserve for obsolescence	(241)	(208)

	$10,393	$10,258

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2012, 2011 AND 2010

(In thousands)

NOTE C—DETAIL OF CERTAIN BALANCE SHEET ACCOUNTS (Continued)

Property, plant and equipment consist of the following:

	December 31,
	2012	2011
Land	$4,106	$4,027
Buildings and improvements	7,815	7,371
Machinery and equipment	31,593	26,542
Furniture and fixtures	1,370	1,222

	44,884	39,162
Less: accumulated depreciation and amortization	(23,698)	(19,200)

	21,186	19,962
Construction in progress	1,222	1,270

Property and equipment, net	$22,408	$21,232

Depreciation and amortization expense for the years ended December 31, 2012, 2011 and 2010 was $3,555, $3,948, and $4,112, respectively.

Intangible assets subject to amortization relate to customer relationships and are amortized over their estimated useful lives which are 15 years. As of December 31, 2012 and 2011, accumulated amortization was $6,274 and $4,792, respectively. Amortization expense was $1,126, $1,249 and $1,172 for the years ended December 31, 2012, 2011 and 2010, respectively. Future amortization expense for the next five years is approximately $1,256 per year.

NOTE D—INCOME TAXES

The Company’s operating results have been included in consolidated federal, state and local income tax returns as well as applicable income tax returns in non-U.S. jurisdictions filed by Ultra-Pure Chemical Business or as part of a consolidated filing group. The tax payments related to the returns were paid by Ultra-Pure Chemical Business or its affiliates to the extent the taxable losses or income was being utilized by an affiliate. However, the income tax expense reflected in the combined statement of income and deferred tax assets and liabilities reflected in the combined balance sheet have been prepared as if these amounts were computed on a separate return basis.

The Company records provisions for uncertain tax provisions in accordance with ASC Topic 740, which clarified the accounting for income taxes by prescribing the minimum recognition threshold that a tax position is required to meet before being recognized in the financial statements. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. Based on an evaluation of tax years that remain open and subject to potential examinations, the Company determined that it had no additional significant unrecognized tax benefits and no interest or penalties as of December 31, 2012 and 2011.

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2012, 2011 AND 2010

(In thousands)

NOTE D—INCOME TAXES (continued)

Income before income taxes is as follows:

	Year Ended December 31,
	2012	2011	2010
United States	$64	$1,235	$414
Foreign	2,899	2,219	2,658

	$2,963	$3,454	$3,072

The provision for income taxes consisted of the following:

	Year Ended December 31,
	2012	2011	2010
Current:
Federal	$—	$(409)	$(3)
State	—	(28)	—
Foreign	(758)	(445)	(1,528)

	(758)	(882)	(1,531)
Deferred:
Federal	—	(5)	(3)
State	—	(1)	—
Foreign	490	309	1,341

	490	303	1,338

Total provision for income taxes	$(268)	$(579)	$(193)

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2012, 2011 AND 2010

(In thousands)

NOTE D—INCOME TAXES (continued)

The tax effects of the major items recorded as deferred tax assets and liabilities are as follows:

	December 31,
	2012	2011	2010
Allowance for doubtful accounts	$170	$51	$44
Postretirement benefits	304	255	258
Intangible assets	(2,601)	(2,749)	(3,097)
Net operating losses	612	496	537
Property, plant and equipment	(2,095)	(1,826)	(1,884)
Other	165	(22)	(51)

Net deferred income tax liability	$(3,445)	$(3,795)	$(4,193)

Deferred income taxes are recorded in the combined balance sheet in the following accounts:

	December 31,
	2012	2011	2010
Current deferred tax asset	$360	$206	$197
Other non-current assets	1,369	301	268
Current deferred tax liability	(38)	(48)	(36)
Non-current deferred tax liability	(5,136)	(4,254)	(4,622)

Net deferred income tax liability	$(3,445)	$(3,795)	$(4,193)

As of December 31, 2012, the Company had foreign net operating loss carryforwards of approximately $2,160 principally in the United Kingdom with no expiration date. The benefit of these operating loss carryforwards could be lost if there is a major change in the nature of the business within three years of a change of ownership of the business.

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2012, 2011 AND 2010

(In thousands)

NOTE D—INCOME TAXES (continued)

Reconciliation of the U.S. statutory income tax rate to the effective tax rate is as follows:

	Year Ended December 31,
	2012	2011	2010
Income before income taxes	$2,963	$3,454	$3,072

Income taxes at the U.S. statutory rate (35%)	$1,037	$1,209	$1,075
Effective tax rate differential on earnings outside the U.S.	233	187	(179)
Changes in valuation allowance	(279)	45	(649)
Investment allowances and other tax incentives	(620)	(662)	(126)
Other	(103)	(200)	72

Provision for income taxes	$268	$579	$193

Effective tax rate	9%	16.8%	6.3%

The provision for income taxes and deferred income taxes recorded in the accompanying combined financial statements may not necessarily reflect the income tax expense or deferred income taxes of the Company had it been a separate stand-alone Company during each of the years ended December 31, 2012, 2011 and 2010.

NOTE E—COMMITMENTS AND CONTINGENCIES

The Company’s obligations to make future payments under non-cancellable operating leases as of December 31, 2012 are summarized in the following table:

Year Ended December 31,
2013	$1,638
2014	748
2015	417
2016	348
2017	284
Thereafter	245

$3,680

Rent expense relating to non-cancellable operating leases was $1,776, $1,997 and $1,854 in years 2012, 2011 and 2010, respectively.

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2012, 2011 AND 2010

(In thousands)

NOTE E—COMMITMENTS AND CONTINGENCIES (Continued)

Environmental Matters: The Company’s operations are subject to extensive federal, state and local laws, regulations and ordinances in the United States and abroad relating to the generation, storage, handling, emission, transportation and discharge of certain materials, substances and waste into the environment, and various other health and safety matters. Governmental authorities have the power to enforce compliance with their regulations, and violators may be subject to fines, injunctions or both. The Company must devote substantial financial resources to ensure compliance, and it believes that it is in substantial compliance with all the applicable laws and regulations. The Company expects to incur substantial costs for ongoing compliance with such laws and regulations, and may also face governmental or third-party claims, or otherwise incur costs, relating to cleanup of, or for injuries resulting from, contamination at sites associated with past and present operations. The Company accrues for environmental liabilities when a determination can be made that they are probable and reasonably estimable.

Litigation and Other Contingencies: The Company is subject to contingencies, including litigation relating to environmental laws and regulations, commercial disputes and other matters. The ultimate resolution of these contingencies is subject to significant uncertainty, and should the Company fail to prevail in any of them or should several of them be resolved against the Company in the same reporting period, these matters could, individually or in the aggregate, be material to the combined financial statements. The ultimate outcome of these matters, however, cannot be determined at this time, nor can the amount of any potential loss be reasonably estimated, and as a result no amounts have been recorded in the Company’s combined financial statements except where indicated.

NOTE F—SUBSEQUENT EVENTS

The Company evaluates events and transactions occurring after the balance sheet date but before the financial statements are issued. The Company evaluated such events and transactions through August 16, 2013 the date on which the financial statements were available for issuance. On May 31, 2013 the Company was acquired by KMG Chemicals, Inc.